UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2004

(date of earliest event reported)

 VASCULAR SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

_____________________________________

Minnesota

41-1859679

(State or other jurisdiction of incorporation)

(IRS Employer Identification No.)

6464 Sycamore Court

Minneapolis, Minnesota 55369

(Address of principal executive offices)

 (763) 656-4300

(Registrant’s telephone number, including are code)

 Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c) The following exhibit is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1   Press Release, dated July 22, 2004, of Vascular Solutions, Inc.

Item 12.  Results of Operations and Financial Condition

The following information is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On July 22, 2004, Vascular Solutions, Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date:  July 22, 2004

By:  /s/ James Hennen

James Hennen

Chief Financial Officer

EXHIBIT INDEX

99.1

Press Release, dated July 22, 2004, of Vascular Solutions, Inc.